Exhibit 10(b)

SECOND AMENDMENT TO CREDIT AGREEMENT

BY AND AMONG

KIMBALL INTERNATIONAL, INC.

AND

THE LENDERS PARTY HERETO

AND

JPMORGAN CHASE BANK, N.A.,
AS AGENT

DATED AS OF DECEMBER 7, 2007

SECOND AMENDMENT TO CREDIT AGREEMENT

        THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Second Amendment") is made as of the 7th day of December, 2007, by and among KIMBALL INTERNATIONAL, INC. ("Borrower"), the Lenders party hereto and JPMORGAN CHASE BANK, N.A., as agent (in such capacity, the "Agent"). The parties hereto agree as follows:

W I T N E S S E T H:

        WHEREAS, as of May 20, 2004, the parties hereto entered into a certain Credit Agreement, as amended December 7, 2005 (as amended, the "Agreement"); and
        WHEREAS, the parties desire to further amend the Agreement to revise the net worth covenant, subject to and as provided in this Second Amendment;
        NOW, THEREFORE, in consideration of the premises, and the mutual promises herein contained, the parties agree that the Agreement shall be, and it hereby is, amended as provided herein and the parties further agree as follows:

PART I. AMENDATORY PROVISIONS
ARTICLE VI
COVENANTS

6.18 Financial Covenants.

        6.18.2 Minimum Net Worth. Section 6.18.2 of the Agreement is hereby amended by substituting the following new Section 6.18.2 in lieu of the existing Section 6.18.2:

        6.18.2. Minimum Net Worth. The Borrower will at all times maintain Consolidated Net Worth of not less than $362,000,000.

PART II. CONTINUING EFFECT

        Except as expressly modified herein:

        (a) All terms, conditions, representations, warranties and covenants contained in the Agreement shall remain the same and shall continue in full force and effect, interpreted, wherever possible, in a manner consistent with this Second Amendment; provided, however, in the event of any irreconcilable inconsistency, this Second Amendment shall control;

        (b) The representations and warranties contained in the Agreement shall survive this Second Amendment in their original form as continuing representations and warranties of Borrower; and

        (c) Capitalized terms used in this Second Amendment, and not specifically herein defined, shall have the meanings ascribed to them in the Agreement.

        In consideration hereof, Borrower represents, warrants, covenants and agrees that:

        (aa) Each representation and warranty set forth in the Agreement, as hereby amended, remains true and correct as of the date hereof in all material respects, except to the extent that such representation and warranty is expressly intended to apply solely to an earlier date and except changes reflecting transactions permitted by the Agreement;

        (bb) There currently exist no offsets, counterclaims or defenses to the performance of the Obligations (such offsets, counterclaims or defenses, if any, being hereby expressly waived);

        (cc) Except as expressly waived in this Second Amendment, there does not exist any Default or Unmatured Default; and

        (dd) After giving effect to this Second Amendment and any transactions contemplated hereby, no Default or Unmatured Default is or will be occasioned hereby or thereby.

PART III. INDEPENDENT CREDIT DECISION

        Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender, based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Second Amendment.

PART IV. CONDITIONS PRECEDENT

        Notwithstanding anything contained in this Second Amendment to the contrary, this Second Amendment shall not become effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Agent:

        (a) The Agent shall have received counterparts of this Second Amendment, duly executed by the Agent, Borrower and the Required Lenders;

        (b) The Agent shall have received a Reaffirmation of Subsidiary Guaranty, in the form prescribed by the Agent, duly executed by each Guarantor;

        (c) The Agent shall have received a duly executed certificate of the Secretary or any Assistant Secretary of Borrower (A) certifying as to the authorizing resolutions of Borrower, and (B) certifying as complete and correct as to attached copies of the Articles of Incorporation and By-Laws, or certifying that such Articles of Incorporation or By-Laws, have not been amended (except as shown) since the previous delivery thereof to the Agent;

        (d) All legal matters incident to this Second Amendment shall be reasonably satisfactory to the Agent and its counsel.

PART V. EXPENSES

        Borrower agrees to pay or reimburse the Agent for all reasonable expenses of the Agent (including, without limitation, reasonable attorneys' fees) incurred in connection with this Second Amendment.

        IN WITNESS WHEREOF, Borrower, the Agent and the Lenders have caused this Second Amendment to be executed by their respective officers duly authorized as of the date first above written.

[This Space Intentionally Left Blank]

SIGNATURE PAGE OF
KIMBALL INTERNATIONAL, INC.
TO SECOND AMENDMENT TO CREDIT AGREEMENT

                                                                                    "BORROWER"

                                                                                    KIMBALL INTERNATIONAL, INC.

                                                                                    By:  /s/ Robert F. Schneider
                                                                                        Robert F. Schneider, Executive Vice
                                                                                        President, Chief Financial Officer

                                                                                    By:  /s/ R. Gregory Kincer
                                                                                        R. Gregory Kincer, Vice President,
                                                                                        Business Development, Treasurer

SIGNATURE PAGE OF
JPMORGAN CHASE BANK, N.A.
TO SECOND AMENDMENT TO CREDIT AGREEMENT

                                                                                JPMORGAN CHASE BANK, N.A., Individually
                                                                                and as Agent

                                                                                By:  /s/ Randall K. Stephens

                                                                                Its:  Vice President

SIGNATURE PAGE OF
LASALLE BANK NATIONAL ASSOCIATION
TO SECOND AMENDMENT TO CREDIT AGREEMENT

                                                                                        LASALLE BANK NATIONAL ASSOCIATION

                                                                                        By: /s/ Christopher M. Wolf

                                                                                        Its: First Vice President

SIGNATURE PAGE OF
NATIONAL CITY BANK
TO SECOND AMENDMENT TO CREDIT AGREEMENT

                                                                                        NATIONAL CITY BANK, as successor by merger to
                                                                                        National City Bank of Indiana

                                                                                        By: /s/ Tracy Venable

                                                                                        Its:  SVP